EXHIBIT A

         THIS EXHIBIT A, dated as of October 19, 1999, is Exhibit A to that certain Sub-Administration Agreement dated as of October 29, 1997 between PFPC Inc., Morgan Stanley & Co. Incorporated and WEBS Index Fund, Inc. This Exhibit A shall supersede all previous forms of Exhibit A.

                                WEBS INDEX SERIES
               -------------------------------------------------
                           Australia WEBS Index Series
                            Austria WEBS Index Series
                            Belgium WEBS Index Series
                        Brazil (Free) WEBS Index Series*
                            Canada WEBS Index Series
                             EMU WEBS Index Series*
                            France WEBS Index Series
                            Germany WEBS Index Series
                            Greece WEBS Index Series*
                           Hong Kong WEBS Index Series
                          Indonesia (Free) WEBS Series*
                             Italy WEBS Index Series
                             Japan WEBS Index Series
                            Korea WEBS Index Series*
                        Malaysia (Free) WEBS Index Series
                         Mexico (Free) WEBS Index Series
                          Netherlands WEBS Index Series
                           Portugal WEBS Index Series*
                       Singapore (Free) WEBS Index Series
                         South Africa WEBS Index Series*
                             Spain WEBS Index Series
                            Sweden WEBS Index Series
                          Switzerland WEBS Index Series
                            Taiwan WEBS Index Series*
                       Thailand (Free) WEBS Index Series*
                            Turkey WEBS Index Series*
                        United Kingdom WEBS Index Series
                             USA WEBS Index Series*

                      * New Series added October 19, 1999.

This Exhibit A was amended to add New WEBS Index Series and approved by the Board of Directors of the WEBS Index Fund, Inc. on October 19, 1999.